Exhibit 10.1

August 19, 2015

Bank of America, N.A. CityPlace I
185 Asylum Street
Hartford, Connecticut 06103

Henry E. Baker
1050 Buckingham Street
Waterbury, CT 06795

Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to (a) the Subordinated Promissory Note dated April 5, 2010 in the original principal amount of $1,511,111 (the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”) payable to the order of Henry E. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Subordinated Promissory Note dated as of April 5, 2010, and (b) the Amended and Restated Subordination and Pledge Agreement dated as of April 5, 2010 (the “Subordination Agreement”) that is referred to in the Subordinated Note.  Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note or the Subordination Agreement, as applicable.

Payment Terms of the Subordinated Note are hereby waived and amended as follows: the obligation of Holdings to make the August 20, 2015 interest payment in cash is hereby waived, and the parties agree that, in lieu of such cash interest payment, the amount of such interest payment shall be added to the principal amount of the Subordinated Promissory Note and shall not be considered an overdue amount.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same. The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the waiver and amendment in the second paragraph notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).

This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc.
(formerly known as Vermont Pure Holdings, Ltd.).

By: /s/ Peter K. Baker
Name: Peter K. Baker
Title: Chief Executive Officer

Agreed to:

/s/ Henry E. Baker
Henry E. Baker

Bank of America, N.A.

By: /s/ Matthew E. Hummel
Name: Matthew E. Hummel
Title: Senior Vice President

[Signature Page to Amendment of Subordinated Note]

August 19, 2015

Bank of America, N.A. CityPlace I
185 Asylum Street
Hartford, Connecticut 06103

Henry E. Baker
1050 Buckingham Street
Waterbury, CT 06795

Re:  Amendment to Subordinated Note

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Subordinated Promissory Note dated April 5, 2005 in the original principal amount of $3,088,889 (the “Subordinated Note”) made by Crystal Rock Holdings, Inc., formerly known as Vermont Pure Holdings, Ltd. (“Holdings”), payable to the order of Henry E. Baker (the “Payee”), which Subordinated Note was collaterally assigned by the Payee to Bank of America, N.A. (the “Bank”) by the Allonge Endorsement to Second Amended and Restated Subordinated Promissory Note dated as of April
5, 2005, and (b) the Amended and Restated Subordination and Pledge Agreement dated as of April 5, 2010 (the “Subordination Agreement”) that is referred to in the Subordinated Note. Capitalized terms used herein that are not defined herein have the meanings given to such terms in the Subordinated Note or the Subordination Agreement, as applicable.

Payment Terms of the Subordinated Note are hereby waived and amended as follows: the obligation of Holdings to make the August 20, 2015 interest payment in cash is hereby waived, and the parties agree that, in lieu of such cash interest payment, the amount of such interest payment shall be added to the principal amount of the Subordinated Promissory Note and shall not be considered an overdue amount.

Except as otherwise expressly provided by this agreement, all of the respective terms and provisions of the Subordinated Note and the Subordination Agreement shall remain the same. The Subordinated Note, as amended hereby, and the Subordination Agreement shall continue in full force and effect. This agreement and the Subordinated Note shall be read and construed as one instrument.

By its execution and delivery of this agreement, Bank of America, N.A., agrees and consents to the waiver and amendment in the second paragraph notwithstanding any contrary covenant in Holdings’ loan documents with Bank of America, N.A.

This agreement is intended to take effect under, and shall be construed according to and governed by, the internal laws of the State of Connecticut (without reference to principles of conflicts or choice of law).

This agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

Very truly yours,

Crystal Rock Holdings, Inc.
(formerly known as Vermont Pure Holdings, Ltd.).

By: /s/ Peter K. Baker
Name: Peter K. Baker
Title: Chief Executive Officer

Agreed to:

/s/ Henry E. Baker
Henry E. Baker

Bank of America, N.A.

By: /s/ Matthew E. Hummel
Name: Matthew E. Hummel
Title: Senior Vice President

[Signature Page to Amendment of Subordinated Note]